UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Note Purchase Agreement

As previously disclosed, on June 24, 2021, U.S. Well Services, Inc. (the “Company”) entered into a Note Purchase Agreement (as subsequently amended, the “Purchase Agreement”), by and among the Company, the purchasers party thereto (the “Purchasers”), and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers (the “Notes Agent”), pursuant to which the Company issued and sold certain 16.0% Convertible Senior Secured (Third Lien) PIK Notes. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

On August 11, 2021, the Company entered into a Second Amendment to the Purchase Agreement (the “Second Amendment”) with the Purchasers and the Notes Agent. The Second Amendment makes certain clarifications to the Equity Linked Notes to (i) provide that the adjustments to the Conversion Price set forth in Section 6(d)(ii) and Section 6(d)(iii) of the Equity Linked Notes will apply in the event of any reverse stock split by the Company, and (ii) replace all references to the “Nasdaq’s listing rules” and the “applicable NASDAQ rules” in Section 7 of the Equity Linked Notes with references to the “applicable rules of the Trading Market on which the Class A Common Stock is then traded, including, if applicable, either of the OTCQB marketplace or the OTCQX marketplace of the OTC Markets Group.”

The foregoing description to the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
10.1

Second Amendment to Note Purchase Agreement, dated August 11, 2021, by and among U.S. Well Services, Inc., the Purchasers party thereto, and Wilmington Savings Fund Society, FSB, as collateral agent for the Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: August 13, 2021	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer